SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2007, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2007-2
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust 2007-2

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-05	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street, 4th Floor New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

            (a)  Financial Statements.

               Not applicable.

            (b)  Pro Forma Financial Information.

                        Not applicable.

            (c)  Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Peter D. Steinmetz
Name: Peter D. Steinmetz
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Counsel